Exhibit 99.1

June 5, 2017

Pingtan Marine Enterprise Announces Upcoming Investor and Analyst Day in China On June 13, 2017

FUZHOU, China, June 5, 2017 /PRNewswire/ -- Pingtan Marine Enterprise Ltd. (Nasdaq: PME) ("Pingtan" or the "Company"), a global fishing company based in the People's Republic of China (PRC), today announced that it will host its first Investor and Analyst Day on Tuesday, June 13, 2017, and welcomes its current and potential shareholders, analysts and media.

Investor and Analyst Day Details:

The Investor and Analyst Day will be held in Fuzhou, China where Pingtan's headquarters is located.

The Investor and Analyst Day will include presentation of the Company's recent accomplishments, discussion of the Company's future plans and its strategic direction, a visit to the Mawei Port and an opportunity to experience the squid products harvested by Pingtan's squid vessels entering the harbor.

For more information or to RSVP for this event, please contact Company investor relations counsel on or before June 9, 2017.

About Pingtan

Pingtan is a global fishing company engaging in ocean fishing through its subsidiary, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., or Pingtan Fishing.

Business Risks and Forward-Looking Statements

This press release may contain forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward looking statements include, but are not limited to, expectations to continue paying quarterly cash dividends and recognizing sales and commencing fishing activities in the first quarter of 2017. Although forward-looking statements reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Risks include anticipated growth and growth strategies; need for additional capital and the availability of financing; our ability to successfully manage relationships with customers, distributors and other important relationships; technological changes; competition; demand for our products and services; the deterioration of general economic conditions, whether internationally, nationally or in the local markets in which we operate; legislative or regulatory changes that may adversely affect our business; operational, mechanical, climatic or other unanticipated issues that adversely affect the production capacity of the Company's fishing vessels and their ability to generate expected annual revenue and net income; construction delays, cost overruns and inability to obtain proper permits for the processing factory; inability to sell products to the end-customer at the levels anticipated; and other risk factors  contained in Pingtan's SEC filings available at www.sec.gov, including Pingtan's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q. . Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Pingtan undertakes no obligation to update or revise any forward-looking statements for any reason.

COMPANY CONTACT:

Roy Yu
Chief Financial Officer
Pingtan Marine Enterprise Ltd.
Tel: +86 591 8727 1753
ryu@ptmarine.net

Johnny Zhang
IR Manager
Pingtan Marine Enterprise Ltd.
Tel: +86 591 8727 1753

jzhang@ptmarine.net

Maggie Li
IR Deputy Manager
Pingtan Marine Enterprise Ltd.
Tel: +86 591 8727 1753
mli@ptmarine.net

INVESTOR RELATIONS COUNSEL:
The Equity Group Inc.
Katherine Yao, Senior Associate
Tel: +86 10 6587 6435
kyao@equityny.com

To view the original version on PR Newswire, visit:http://www.prnewswire.com/news-releases/pingtan-marine-enterprise-announces-upcoming-investor-and-analyst-day-in-china-on-june-13-2017-300468463.html

SOURCE Pingtan Marine Enterprise Ltd.

Released June 5, 2017